UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-23299
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OFS Credit Company, Inc.
(Exact name of registrant as specified in charter)
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10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Address of principal executive offices)
Bilal Rashid
Chief Executive Officer
OFS Credit Company, Inc.
10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Name and address of agent for service)
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Registrant’s telephone number, including area code: (847) 734-2000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2019

1

Item 1. Report to Stockholders

The Company's Annual Report to stockholders for the year ended October 31, 2019 is filed herewith.

OFS CREDIT

OFS Credit Company, Inc.

Annual Report 2019

NASDAQ Symbols: OCCI / OCCIP

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY
Beginning in June 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of stockholder reports for OFS Credit Company, Inc. (the “Company”) such as this report will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive stockholder reports electronically, you will not be affected by this change and you do not need to take any action. For stockholder reports and other communications from the Company issued prior to June 2021, you may elect to receive such reports and other communications electronically. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. This information is available free of charge by contacting us by mail at 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606; by telephone at (847) 734-2000 or on our website at http://www.ofscreditcompany.com.
You may elect to receive all future reports in paper, free of charge. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your stockholder reports after June 2021. This information is available free of charge by contacting us by mail at 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606; by telephone at (847) 734-2000 or on our website at http://www.ofscreditcompany.com. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary.

OFS CREDIT COMPANY, INC.

TABLE OF CONTENTS - ANNUAL REPORT

December 17, 2019

To Our Stockholders:

We are pleased to provide OFS Credit Company’s annual report. In October, our Board of Directors increased our monthly distribution to common stockholders. Our monthly distribution rate (based on our last distribution) implies an annual rate of $2.04 per common share, or a 13.6% distribution rate, based on our October 31, 2019 net asset value per share of $14.98.
During our fiscal year ending October 31, 2019, insiders continued to invest in OFS Credit Company. OFS Capital Management, LLC, our investment adviser, together with affiliates, increased its ownership to approximately 16% of our common stock (up from 13% a year-ago).
We see compelling investment opportunities today as a result of the price volatility in the loan and collateralized loan obligation ("CLO") market over the last year. As of October 31, 2019, our portfolio consisted of $64.1 million of investments in the equity tranches of 32 CLOs, 28 of which have reinvestment periods ending in 2022 or beyond. We have focused on investing in CLO equity securities with longer reinvestment periods in order to take advantage of this volatility and maximize our cash flows. We believe a longer reinvestment period provides the collateral manager with more flexibility to maximize cash flows by reinvesting loan repayments into new loans, potentially at discounted levels with higher yields, and reposition the portfolio to adapt to changing market conditions, all while our cost of financing remains stable (thus potentially increasing returns).
The CLOs in which we invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured floating-rate corporate loans, with a large number of distinct underlying borrowers across various industry sectors. We believe that there are limited options for investors to access this unique asset class. OFS Credit Company, through the CLO securities in which it invests, affords our investors an opportunity to gain exposure to a diversified pool of senior floating-rate corporate loans across numerous industries with varying vintages. We intend to invest in CLO securities that we believe have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities.
Our investment adviser, OFS Capital Management, LLC, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, as of September 30, 2019, had approximately $2.2 billion of committed assets under management. We believe our adviser is uniquely positioned to manage the Company given its expertise in both investing in structured credit (CLO equity and subordinated debt tranches) and managing CLOs, which entails underwriting corporate loans in the broadly syndicated loan market. We are excited about the outlook for the Company.

Bilal Rashid
Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding our performance during the year ended October 31, 2019. The views and opinions in this letter were current as of October 31, 2019. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. We undertake no duty to update any forward-looking statement made herein.
[Not Part of the Annual Report]

Important Information

This report is transmitted to the stockholders of OFS Credit Company, Inc. (“we,” “us,” “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of October 31, 2019. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About OFS Credit Company, Inc.

The Company is a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, or the “1940 Act.” Our investment adviser is OFS Capital Management, LLC, which we refer to as “OFS Advisor” or the “Advisor.” Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, we will invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which we intend to invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80%, we may also invest in other securities and instruments that are related to these investments or that OFS Advisor believes are consistent with our investment objectives, including senior debt tranches of CLOs, and loan accumulation facilities. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between three and six times prior to a CLO’s pricing. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

OFS Credit Company, Inc.

Summary of Certain Portfolio Characteristics (unaudited)
As of October 31, 2019

The information presented below is on a look–through basis to the portfolio of CLO investments held by the Company as of October 31, 2019 and reflects the aggregate underlying exposure of the combined portfolio of those investments. The data is estimated and unaudited and is derived from third party sources based on reported information available as of October 31, 2019.

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO investments and other unrated investments reported as of October 31, 2019 are provided below:		The top ten underlying obligors on a look-through basis to the Company’s CLO investments and other unrated investments reported as of October 31, 2019 are provided below:
Top 10 Industries of Underlying Obligors		Top 10 Underlying Obligors
Moody's Industry Name	% of Total	Obligor	% of Total
Healthcare & Pharmaceuticals	10.4%	Altice SFRFP	0.8%
High Tech Industries	10.3%	Cablevision Systems	0.6%
Services: Business	8.7%	Dell International	0.6%
Banking, Finance, Insurance & Real Estate	7.2%	CenturyLink	0.6%
Telecommunications	5.2%	Asurion	0.6%
Media: Broadcasting & Subscription	5.0%	Envision Healthcare	0.5%
Hotel, Gaming & Leisure	5.0%	TransDigm	0.5%
Chemicals, Plastics & Rubber	4.9%	Sprint Communications	0.5%
Services: Consumer	4.0%	Starfruit Finco B.V.	0.5%
Construction & Building	3.7%	Berry Plastics Group	0.5%
Total	64.4%	Total	5.7%

The credit ratings distribution of the underlying obligors on a look-through basis to the Company’s CLO investments and other unrated investments reported as of October 31, 2019 is provided below:

(1) CLO indentures commonly require rating of the underlying collateral by nationally recognized rating agencies. Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” for comparison and informational purposes. This data represents underlying portfolio characteristics of the Company’s CLO equity portfolio. We have presented the S&P ratings of the underlying collateral of the CLO vehicles in which we are invested at October 31, 2019 because we believe S&P generally provides greater rating coverage across the underlying loan portfolios. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com), which is not part of, or incorporated by reference in this Annual Report.

The maturity distribution of the underlying obligors on a look-through basis to the Company’s CLO investments and other unrated investments reported as of October 31, 2019 is provided below:

OFS Credit Company, Inc.
Statement of Assets and Liabilities
October 31, 2019

Assets:
Investments at fair value (cost of $76,275,113)	$64,147,358
Cash	3,931,208
Prepaid expenses and other assets	54,062
Total assets	68,132,628

Liabilities:
6.875% Series A Term Preferred Stock (net of deferred debt issuance costs of $733,672)	20,582,828
Payable to adviser and affiliates	1,039,310
Payable for investment purchased	320,000
Accrued professional fees	292,748
Other liabilities	42,434
Total liabilities	22,277,320

Commitments and contingencies (Note 5)

Net assets	$45,855,308

Net assets consists of:
Common stock, par value of $0.001 per share; 90,000,000 shares authorized and 3,061,858 shares issued and outstanding as of October 31, 2019	$3,062
Paid-in capital in excess of par	50,946,200
Total distributable earnings	(5,093,954)
Total net assets	45,855,308

Total liabilities and net assets	$68,132,628

Net asset value per share	$14.98

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Operations
Year Ended October 31, 2019

Investment income
Interest income	$8,857,672

Operating expenses
Interest expense	982,195
Management fees	1,098,919
Incentive fees	1,063,672
Administration fees	739,165
Professional fees	364,308
Board of directors fees	180,000
Other expenses	321,313
Total operating expenses	4,749,572
Less: waiver of management fee (Note 3)	(220,441)
Net operating expenses	4,529,131

Net investment income	4,328,541

Realized and unrealized gain (loss) on investments
Net realized gain on investments	10,175
Net unrealized depreciation on investments	(12,197,225)
Net loss on investments	(12,187,050)

Net decrease in net assets resulting from operations	$(7,858,509)

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Changes in Net Assets

	Year Ended October 31, 2019	Period from October 10 (commencement of operations) through October 31, 2018
Increase (decrease) in net assets resulting from operations:
Net investment income	$4,328,541	$217,037
Net realized gain on investments	10,175	—
Net unrealized appreciation (depreciation) on investments	(12,197,225)	69,470
Net increase (decrease) in net assets resulting from operations	(7,858,509)	286,507

Common stock distributions paid to stockholders:
Common stock distributions from tax return of capital	(5,488,924)	—
Distributions paid to stockholders	(5,488,924)	—

Capital share transactions:
Proceeds from sale of common stock, net of offering costs	8,802,338	50,000,000
Common stock issued from reinvestment of stockholder distributions	13,896	—
Net increase in net assets resulting from capital transactions	8,816,234	50,000,000

Net increase (decrease) in net assets	(4,531,199)	50,286,507

Net assets at the beginning of the period	50,386,507	100,000
Net assets at the end of the period	$45,855,308	$50,386,507

Capital share transactions:
Common stock shares at the beginning of the period	2,505,000	5,000
Common stock share offering	556,033	2,500,000
Common stock issued from reinvestment of stockholder distributions	825	—
Common stock shares at the end of the period	3,061,858	2,505,000

See Notes to Financial Statements.

OFS Credit Company, Inc.
Statement of Cash Flows
Year Ended October 31, 2019

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(7,858,509)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(10,175)
Net unrealized depreciation on investments	12,197,225
Amortization of debt issuance costs	100,522
Accretion of interest income on structured-finance securities	(8,830,855)
Purchase of portfolio investments	(40,920,793)
Distributions from portfolio investments	13,113,805
Sale of portfolio investments	2,179,375
Changes in operating assets and liabilities:
Investment distribution receivable	155,443
Prepaid expenses and other assets	(40,507)
Due to adviser and affiliates	1,029,310
Accrued professional fees	195,802
Payable for investment purchased	(270,000)
Other liabilities	24,646
Net cash used in operating activities	(28,934,711)

Cash flows from financing activities
Proceeds from issuance of preferred stock	21,316,500
Underwriting fees and offering costs relating to issuance of preferred stock	(834,194)
Proceeds from issuance of common stock	9,174,544
Underwriting fees and offering costs relating to issuance of common stock	(372,206)
Distributions paid to shareholders of common stock	(5,475,028)
Net cash provided by financing activities	23,809,616

Net decrease in cash	(5,125,095)
Cash at beginning of period	9,056,303
Cash at end of period	$3,931,208

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$877,601
Reinvestment of stockholder distributions	13,896

See Notes to Financial Statements.

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2019

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Structured Finance (1) (2) (8)
Allegro CLO VII, Ltd.
Subordinated Notes	15.12%	2/14/2019	6/13/2031	$3,100,000	$2,561,954	$2,283,585	5.0%

Anchorage Capital CLO 1-R Ltd.
Subordinated Notes	15.65%	10/5/2018	4/13/2031	2,100,000	1,739,746	1,601,201	3.5

Atlas Senior Loan Fund X Ltd.
Subordinated Notes	17.96%	10/5/2018	1/15/2031	5,000,000	3,042,045	2,341,297	5.1

Atlas Senior Loan Fund IX Ltd.
Subordinated Notes	16.60%	10/5/2018	4/20/2028	1,200,000	616,054	390,137	0.9

Battalion CLO IX Ltd.
Income Notes (7)	17.05%	10/10/2018	7/15/2031	1,079,022	721,059	583,234	1.3
Subordinated Notes	17.05%	10/10/2018	7/15/2031	1,770,978	1,183,461	957,250	2.1
				2,850,000	1,904,520	1,540,484	3.4
Battalion CLO XI Ltd.
Subordinated Notes	16.75%	3/20/2019	10/24/2029	5,000,000	4,236,266	4,041,411	8.8

BlueMountain Fuji U.S. CLO III, Ltd.
Subordinated Notes	20.15%	9/18/2019	1/15/2030	3,701,700	2,783,660	2,746,851	6.0

Crown Point CLO 4 Ltd.
Subordinated Notes	15.95%	3/22/2019	4/20/2031	3,400,000	2,914,145	2,694,570	5.9

Dryden 30 Senior Loan Fund
Subordinated Notes	16.36%	10/5/2018	11/15/2028	1,000,000	586,983	475,649	1.0

Dryden 38 Senior Loan Fund
Subordinated Notes	13.95%	10/5/2018	7/15/2030	2,600,000	1,790,697	1,470,491	3.2

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2019

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets

Dryden 41 Senior Loan Fund
Subordinated Notes	14.40%	10/5/2018	4/15/2031	$2,600,000	$1,774,575	$1,454,914	3.2%

Dryden 53 CLO, Ltd.
Income Notes (7)	15.03%	10/5/2018	1/15/2031	3,200,000	2,495,291	2,186,720	4.8
Subordinated Notes	19.73%	10/1/2019	1/15/2031	500,000	351,347	341,675	0.7
				3,700,000	2,846,638	2,528,395	5.5
Dryden 76 CLO, Ltd.
Subordinated Notes	15.37%	9/27/2019	10/20/2032	2,250,000	1,987,504	1,992,771	4.3

Elevation CLO 2017-7, Ltd.
Subordinated Notes	13.49%	10/5/2018	7/15/2030	4,750,000	3,619,519	2,920,907	6.4

Elevation CLO 2017-8, Ltd.
Subordinated Notes	13.97%	10/5/2018	10/25/2030	2,000,000	1,566,488	1,174,860	2.6

TCI-Flatiron CLO 2017-1, Ltd.
Subordinated Notes	14.98%	3/22/2019	5/15/2030	3,000,000	2,067,799	1,789,669	3.9

Flatiron CLO 18 Ltd.
Subordinated Notes	12.52%	10/5/2018	4/17/2031	4,500,000	3,757,016	3,297,035	7.1

Greenwood Park CLO, Ltd.
Subordinated Notes	12.37%	10/5/2018	4/15/2031	4,000,000	3,418,835	2,946,791	6.4

Halcyon Loan Advisors Funding 2018-1 Ltd.
Subordinated Notes	16.27%	3/20/2019	7/20/2031	3,000,000	2,370,923	2,016,350	4.4

HarbourView CLO VII-R, Ltd.
Subordinated Notes	10.68%	10/5/2018	11/18/2026	3,100,000	1,881,690	1,007,877	2.2

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2019

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Madison Park Funding XXIII, Ltd.
Subordinated Notes	11.11%	10/5/2018	7/27/2047	$4,000,000	$3,224,339	$2,586,019	5.6%

Marble Point CLO X Ltd.
Subordinated Notes	13.43%	10/5/2018	10/15/2030	7,000,000	5,203,316	3,785,229	8.2

Marble Point CLO XI Ltd.
Income Notes (7)	15.72%	10/5/2018	12/18/2047	1,500,000	1,224,806	861,373	1.9

MidOcean Credit CLO VII Ltd.
Income Notes (7)	13.68%	3/20/2019	7/15/2029	3,275,000	2,296,931	1,798,966	3.9

MidOcean Credit CLO VIII Ltd.
Income Notes (7)	16.39%	1/14/2019	2/20/2031	3,250,000	2,584,492	2,363,153	5.2

MidOcean Credit CLO IX Ltd.
Income Notes (7)	16.67%	11/21/2018	7/20/2031	3,000,000	2,115,996	2,117,567	4.6

Sound Point CLO IV-R, Ltd.
Subordinated Notes	13.61%	11/2/2018	4/18/2031	4,000,000	1,568,306	1,307,712	2.9

THL Credit Wind River 2014-3 CLO Ltd.
Subordinated Notes	10.99%	10/10/2018	10/22/2031	2,778,000	1,917,270	1,233,823	2.7

Venture 33 CLO Limited
Subordinated Notes	15.58%	3/21/2019	7/15/2031	3,150,000	2,528,383	2,211,925	4.8

Vibrant CLO X Ltd.
Subordinated Notes	17.63%	5/23/2019	10/20/2031	5,000,000	3,618,021	3,307,667	7.2

OFS Credit Company, Inc.
Schedule of Investments
October 31, 2019

Company and Investment	Effective Yield (3)	Initial Acquisition Date	Maturity (6)	Principal Amount	Amortized Cost (4)	Fair Value (5)	Percent of Net Assets
Voya CLO 2017-4, Ltd.
Subordinated Notes	13.84%	10/5/2018	10/15/2030	$1,000,000	$846,930	$711,236	1.6%

ZAIS CLO 3, Limited
Income Notes (7)	16.01%	10/10/2018	7/15/2031	1,038,255	622,681	425,478	0.9
Subordinated Notes	16.01%	10/10/2018	7/15/2031	1,761,745	1,056,585	721,965	1.6
				2,800,000	1,679,266	1,147,443	2.5

Total Structured Finance Notes				$103,604,700	$76,275,113	$64,147,358	139.9%

(1) These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act of 1933, as amended.
(2) Structured finance investments, including income notes and subordinated notes, are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. These securities are colloquially referred to as CLO equity.
(3) The effective yield is estimated based upon the current projection of the amount and timing of distributions including the estimated amount of terminal principal payments. Effective yields for the Company's CLO subordinated debt positions are monitored and evaluated at each reporting date. The estimated yield and investment cost may ultimately not be realized. As of October 31, 2019, the Company's weighted-average effective yield on its aggregate CLO structured finance positions, based on current amortized cost, was 14.94%.
(4) Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO structured finance investments.
(5) The fair value of all investments was determined using significant, unobservable inputs, and was determined in good faith by the board of directors of the Company. See "Note 4. Fair Value of Financial Instruments".
(6) Maturity represents the contractual maturity date of the CLO subordinated debt positions. Expected maturity and cash flows, not contractual maturity and cash flows, were utilized in deriving the effective yield of the investments.
(7) Security issued by an affiliate of named issuer.
(8) We do not "control" and are not an "affiliate" of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to "control" a portfolio company if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if we owned 5% or more of its voting securities.

See Notes to Financial Statements.

OFS Credit Company, Inc.
Notes to Financial Statements

Note 1. Organization
OFS Credit Company, Inc., (the “Company”) is a Delaware corporation formed on September 1, 2017. The Company’s operations commenced on October 10, 2018 upon completion of the sale and issuance of 2,500,000 shares of common stock at an aggregate purchase price of $50,000,000 (the "Offering"). Prior to October 10, 2018, there had been no activity other than the sale and issuance of 5,000 shares of common stock at an aggregate purchase price of $100,000 to OFS Funding I, LLC, a wholly owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”).
The Company is a non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment adviser is OFS Capital Management, LLC, which the Company refers to as “OFS Advisor”. The Company's primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, the Company invests at least 80% of its assets in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated/residual tranche securities ("Structured Finance Notes"); (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which the Company invests are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.

Note 2. Basis of Presentation and Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), including the provision ASC Topic 946, Financial Services — Investment Companies, and the reporting requirements of the 1940 Act and Article 6 of Regulation S-X. In the opinion of management, the financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation in accordance with GAAP.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.
Cash: The Company’s cash is maintained with a member bank of the FDIC and, at times, such balances may be in excess of the FDIC insurance limits. Cash as of October 31, 2019, includes $3,931,208 held at US Bank National Association.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to unobservable valuation inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
Changes to the Company's valuation policy are reviewed and approved by management and the Company’s board of directors (the "Board"). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.
See Note 4 for additional disclosures of the Company’s fair value measurements of its financial instruments.
The Company may acquire Structured Finance Notes of CLO investment vehicles or invest in CLO loan accumulation facilities. The Company considers CLO performance metrics, including prepayment rates, default rates, loss-on-default and recovery rates, and other metrics, as well as estimated market yields provided by a recognized industry pricing service as a primary source for discounted cash flow fair value estimates, supplemented by actual trades executed in the market at or around

OFS Credit Company, Inc.
Notes to Financial Statements

period-end, as well as the indicative prices provided by broker-dealers in its estimate of the fair value of such investments. The Company also considers the operating metrics of the CLO vehicle, including compliance with collateralization tests, concentration limits, defaults, restructuring activity and prepayment rates on the underlying loans, if applicable. The Company engages a third-party valuation firm to provide assistance to the Board in determining the fair value of our investments.
Investment Income
Interest income: Interest income from investments in Structured Finance Notes is recognized on the basis of the estimated effective yield to expected redemptions utilizing assumed cash flows in accordance with ASC Sub-topic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from its Structured Finance Notes, and the effective yield is determined and updated periodically.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payables for investments purchased. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment on a specific-identification basis. Investments are valued at fair value as determined in good faith by the Board. The Company reports changes in the fair value of investments as net unrealized appreciation/depreciation on investments in the statement of operations.
Deferred debt issuance costs: Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. Deferred debt issuance costs are presented as a direct reduction of the related debt liability on the statement of assets and liabilities. Deferred debt issuance costs are amortized to interest expense over the term of the related debt.
Interest expense: Interest expense is recognized on an accrual basis as incurred.
Income taxes: The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its investment company taxable income ("ICTI"), to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.
The Company may choose to retain a portion of ICTI in an amount less than that which would trigger U.S. federal income tax liability under Subchapter M of the Code; however, the Company may be liable for 4% excise tax on a portion of such income unless it timely distributes at least 98.2% of its ICTI to its stockholders. Excise tax liability is recognized when the Company determines its distributions from current year ICTI are less than 98.2% of its estimated current year annual ICTI, as defined in the Code. The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at October 31, 2019.
Distributions: Distributions to stockholders are recorded on the applicable record date. The timing of monthly distributions as well as the amount to be paid out as a distribution is determined by the Board each quarter. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders.
Net investment income determined accordance with tax regulations may differ from net investment income for financial reporting purposes. Differences may be permanent or temporary. Permanent differences result in a reclassification between capital accounts. Additionally, certain short-term capital gains may be reported as ordinary income. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders. Distributions paid by the Company in accordance with RIC requirements are subject to re-characterization for tax purposes.
Concentration of credit risk: Aside from its instruments in Structured Finance Notes and CLO loan accumulation facilities, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company's cash deposits may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss related to the Company's cash deposits is minimal. The amount of loss due to credit risk from investments in Structured Finance Notes, if underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements and the collateral or other security for those instruments proved to be of no value to the Company, is equal to the Company's recorded investment in Structured Finance Notes.

OFS Credit Company, Inc.
Notes to Financial Statements

New Accounting Standards: In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. The Company adopted the final rule under SEC Release No. 33-10532 as of October 31, 2018.
In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820) - Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) to improve the effectiveness of fair value measurement disclosures. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and early adoption is permitted. The Company adopted the amendments in ASU 2018-13 as of October 31, 2018.
Note 3. Related Party Transactions
Investment Advisory and Management Agreement: OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an investment advisory and management agreement (the "Investment Advisory Agreement"). The Investment Advisory Agreement was approved by the Board on July 6, 2018 and became effective October 4, 2018. Under the terms of the Investment Advisory Agreement, OFS Advisor is responsible for: i) determining the composition of the portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes; ii) identifying, evaluating and negotiating the structure of the investments made (including performing due diligence on prospective investments); iii) closing and monitoring the investments made; and iv) providing other investment advisory, research and related services as required. OFS Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). OFS Advisor’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including OFS Capital Corporation and Hancock Park Corporate Income, Inc.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee ("Base Management Fee") and an incentive fee ("Incentive Fee"). The Base Management Fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of the Company’s “Total Equity Base”, defined as the net asset value (“NAV”) of the Company’s shares of common stock and the paid-in capital of the Company’s preferred stock. Base Management Fees are paid by the holders of our shares of common stock and are not paid by holders of preferred stock, or the holders of any other types of securities that the Company may issue. Base Management Fees for any partial calendar quarter are prorated based on the number of days in such quarter. The Base Management Fee does not increase when the Company borrows funds, but will increase if the Company issues preferred stock.
For the period from October 10, 2018 (commencement of operations) through January 31, 2019, OFS Advisor agreed to waive the Base Management Fee, without recourse against or reimbursement by the Company.
The Incentive Fee is calculated and payable quarterly in arrears and equals 20% of the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. No incentive fees are payable to OFS Advisor in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the administrative services agreement to OFS Capital Services, LLC, ("OFS Services") and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes accrued income that the Company has not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses.
In calculating the Incentive Fee for any given calendar quarter, Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% of the Company’s net asset value per quarter (8.00% annualized) (the "Hurdle Rate"). For such purposes, the Company’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its reported net assets as of the prior period end. The Company’s net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the Base Management Fee. The Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

(A)	no Incentive Fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of NAV;

OFS Credit Company, Inc.
Notes to Financial Statements

(B)
100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of NAV in any calendar quarter (10.00% annualized). The Company refers to this portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of NAV in any calendar quarter; and

(C)
20.0% of that portion of the Company’s pre-Incentive Fee net investment income, if any, with respect to which the Rate of Return exceeds 2.50% in such quarter (10.0% annualized) is payable to the Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Advisor).

There shall be no accumulation of amounts on the Hurdle Rate from quarter to quarter, no claw back of amounts previously paid if the rate of return in any subsequent quarter is below the Hurdle Rate and no delay of payment if the Rate of Return in any prior quarters was below the Hurdle Rate. Incentive Fees shall be adjusted for any share issuances or repurchases during the calendar quarter, and Income-Based Fees for any partial quarter shall be prorated based on the number of days in such quarter.
Administration Agreement: OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for the Company to operate. OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an administrative services agreement (the "Administration Agreement"). The Administration Agreement was approved by the Board on July 6, 2018 and became effective on October 4, 2018. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the Securities and Exchange Commission or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its NAV, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion (subject to the review and approval of the Board) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services. After the first two years of effectiveness, the Administration Agreement may be renewed annually with the approval of the Board, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
Expenses recognized for the year ended October 31, 2019 under agreements with OFS Advisor and OFS Services are presented below:

Year Ended October 31, 2019
Base management fees	$1,098,919
Base management fee waiver	(220,441)
Incentive fees	1,063,672
Administration fees	739,165

OFS Credit Company, Inc.
Notes to Financial Statements

Note 4. Fair Value of Financial Instruments
The following table provides quantitative information about the Company’s Level 3 fair value measurements as of October 31, 2019. In addition to the valuation techniques and inputs noted in the table below, other valuation techniques and methodologies may be utilized when determining the Company's fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company's fair value measurements as of October 31, 2019.

Investment Type	Fair Value as of October 31, 2019	Valuation Techniques	Unobservable Input	Range (Weighted average) (1)
Structured Finance Notes	$64,147,358	Discounted Cash Flows	Constant Default Rate(2)	1.26% - 1.60% (1.36%)
			Constant Default Rate(3)	1.73% - 2.38% (2.00%)
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.30% - 4.10% (3.54%)
			Reinvestment Price	99.50%
			Reinvestment Floor	1.00%
			Recovery Rate	68.60% - 70.00% (69.60%)
			Discount Rate	14.50% - 30.00% (20.13%)
(1) Weighted average is calculated based on fair value of investments.
(2) Constant default rates for the next twelve months.
(3) Constant default rates for the remaining months following the next twelve months.
Additionally, the cash flows utilized in the discounted cash flow calculations assume liquidation at current market prices and redeployment of proceeds on all assets currently in default and all assets below specified fair value thresholds.

The following tables present changes in the investment measured at fair value using Level 3 inputs for the year ended October 31, 2019.

Structured Finance Notes
Level 3 assets, November 1, 2018	$41,875,940

Net realized gain on investments	10,175
Net unrealized depreciation on investments (1)	(12,197,223)
Accretion of interest income on structured-finance securities	8,830,855
Purchase of portfolio investments	40,920,793
Sale of portfolio investments	(2,179,377)
Distributions from portfolio investments	(13,113,805)

Level 3 assets, October 31, 2019	$64,147,358

(1) The net unrealized depreciation in the Company's statement of operations for the year ended October 31, 2019 attributable to the Company's level 3 assets still held at the end of the year is $12,197,225.
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments.
The following tables present the fair value measurements of the Company's debt and indicate the fair value hierarchy of the significant unobservable inputs utilized by the Company to determine such fair values as of October 31, 2019:

OFS Credit Company, Inc.
Notes to Financial Statements

Description	Level 1	Level 2	Level 3	Total
6.875% Series A Term Preferred Stock	$21,870,729	$—	$—	$21,870,729

Description	Carrying Value	Fair Value
6.875% Series A Term Preferred Stock	$20,582,828	$21,870,729

Note 5. Commitments and Contingencies
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.

Note 6. Mandatorily Redeemable Preferred Stock
Preferred Stock Transactions
The Company has authorized 10,000,000 shares of preferred stock, at a par value of $0.001 per share, and had 852,660 shares of its 6.875% Series A Term Preferred Stock ("Term Preferred Shares") issued and outstanding at October 31, 2019. In March and April 2019, the Company issued 852,660 Term Preferred Shares for net proceeds of $20,482,306 after deducting underwriting costs and offering expenses. The Company's Term Preferred Shares are mandatorily redeemable at March 31, 2024. At any time on or after March 31, 2021, the Company may, in its sole option, redeem the outstanding Term Preferred Shares in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
As of October 31, 2019, the Term Preferred Shares had the following terms and balances:

	Principal	Unamortized Debt Issuance Costs	Stated Interest Rate	Effective Interest Rate (1)	Interest Expense (2)
Term Preferred Shares	$21,316,500	$733,672	6.875%	7.66%	$982,195
(1) The effective interest rate includes deferred debt issuance cost amortization.
(2) Interest expense includes deferred debt issuance cost amortization of $100,522 for the year ended October 31, 2019.
During the year ended October 31, 2019, the Board paid the following dividends on Term Preferred Shares.

Record Date	Payable Date	Dividend Per Preferred Share(2)
March 25, 2019	April 1, 2019	$0.0286458 (1)
April 23, 2019	April 30, 2019	$0.1432292
May 24, 2019	May 31, 2019	$0.1432292
June 21, 2019	June 28, 2019	$0.1432292
July 24, 2019	July 31, 2019	$0.1432292
August 23, 2019	August 30, 2019	$0.1432292
September 23, 2019	September 30, 2019	$0.1432292
October 24, 2019	October 31, 2019	$0.1432292
(1) Partial period.
(2) The Company paid dividends of $1.03 per Term Preferred Share during the year ended October 31, 2019.
The tax character of each dividend paid is reported to stockholders on Form 1099-DIV in January following the close of the calendar year. The tax character of dividends paid for the fiscal year ended October 31, 2019, represented 100% tax return of capital. The tax character is not being provided for U.S. tax reporting purposes as the fiscal period does not correspond to the required tax reporting period. The ultimate tax character cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on available estimates.

OFS Credit Company, Inc.
Notes to Financial Statements

On October 10, 2019, the Board declared the following dividends on Term Preferred Shares.

Record Date	Payable Date	Dividend Per Preferred Share
November 22, 2019	November 29, 2019	$0.1432292
December 24, 2019	December 31, 2019	$0.1432292
January 24, 2020	January 31, 2020	$0.1432292

Note 7. Federal Income Taxes
The Company has elected, and intends to qualify annually hereafter, to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, the Company will be required to distribute annually to its stockholders at least 90% of its ICTI. Additionally, to avoid a 4% U.S. federal excise tax on undistributed earnings the Company will be required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. Maintenance of the Company's RIC status also requires adherence to certain source of income and asset diversification requirements provided under the Code.
The Company has met the source of income and asset diversification requirements as of October 31, 2019, and intends to continue to meet these requirements. The Company’s ICTI differs from the net increase in net assets resulting from operations primarily due to differences in income recognition for Structured Finance Notes for which GAAP requires recognition of an estimated constant yield whereas U.S. federal income tax rules require recognition of net investment income reported to the Company by the underlying CLO fund in the tax period reported, as well as differences in recognition of unrealized appreciation/depreciation of investments. The Company recognized no ICTI or realized capital gains for the year ended October 31, 2019, and had no tax distributable earnings at October 31, 2019. The Company recorded a reclassification to its capital accounts of $2,344,477 related to a net operating loss for tax purposes during the fiscal year ended October 31, 2019.
The tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments based on known and estimated GAAP-tax basis differences as of October 31, 2019, were as follows:

Tax-basis amortized cost of investments	$69,241,311
Tax-basis gross unrealized appreciation on investments	781,153
Tax-basis gross unrealized depreciation on investments	(5,875,106)
Tax-basis net unrealized depreciation on investments	(5,093,953)
Fair value of investments	$64,147,358

OFS Credit Company, Inc.
Notes to Financial Statements

Note 8. Financial Highlights
The following is a schedule of financial highlights for the year ended October 31, 2019 and period ended October 31, 2018:

	Year Ended October 31, 2019	Period from October 10 (commencement) through October 31, 2018
Per share data:
Net asset value per share at beginning of period	$20.11	$20.00
Distributions:
Distributions from tax return of capital	(2.12)	—
Total distributions	(2.12)	—
Net investment income(7)	1.66	0.08
Net realized and unrealized gains (losses) on investments (7)	(4.69)	0.03
Net increase (decrease) from operations	(3.03)	0.11
Issuance of common stock(8)	0.02	—
Net asset value per share at end of period	$14.98	$20.11
Per share market value, end of period	$16.91	$18.78
Total return based on market value (1)	1.84%	(6.10)%
Total return based on net asset value (2)	(15.75)%	0.55%
Shares outstanding at end of period	3,061,858	2,505,000
Weighted average shares outstanding	2,601,037	2,505,000
Ratio/Supplemental Data
Average net asset value	$48,120,908	$50,243,254
Net asset value at end of period	$45,855,308	$50,386,507
Ratio of total operating expenses to average net assets (4)(6)	9.41%	4.42%
Ratio of net investment income to average net assets (5)(6)	9.00%	7.17%
Portfolio turnover (3)	28.80%	5.10%

(1)
Total return based on market value is calculated assuming shares of common stock were purchased at the market price at the beginning of the period, distributions were reinvested at a price obtained in the Company's dividend reinvestment plan, and shares were sold at the closing market price on the last day of the period. Total return is not annualized for a period of less than one year.

(2)
Total return based on net asset value is calculated assuming shares of common stock were purchased at the net asset value at the beginning of the period, distributions were reinvested at a price obtained in the Company's dividend reinvestment plan, and shares were sold at the ending net asset value on the last day of the period. Total return is not annualized for a period of less than one year.

(3)
Portfolio turnover rate is calculated using the lesser of period-to-date sales and distributions from portfolio investments or period-to-date purchases over the average of the invested assets at fair value.

(4)	Ratio of total expenses before management fee waiver to average net assets was 9.87% and 6.17% for the year ended October 31, 2019 and period ended October 31, 2018, respectively.

(5)	Ratio of net investment income before management fee waiver to average net assets was 8.54% and 5.42% for the year ended October 31, 2019 and period ended October 31, 2018, respectively.

(6)	Annualized.

(7)	Calculated on the average share method.

(8)
The issuance of common stock on a per share basis reflects the incremental net asset value change as a result of the issuance of shares of common stock in the Company’s August 2019 rights offering and the anti-dilutive impact from changes in weighted-average shares outstanding during the period.

OFS Credit Company, Inc.
Notes to Financial Statements

The following table presents the aggregate outstanding borrowings and asset coverage per unit as of October 31, 2019 and as of October 31, 2018:

Class and Year	Total Amount Outstanding	Asset Coverage Per $1,000(1)	Asset Coverage Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)
6.875% Series A Term Preferred Stock
October 31, 2019	$21,316,500	$3,151	$78.78	$25.00
October 31, 2018	—	—	—	—
(1) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the total assets, less all liabilities and indebtedness not represented by senior securities, divided by the class of senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per $1,000.”
(2) The Asset Coverage Per Unit is expressed in terms of a ratio per share of outstanding Term Preferred Shares. When expressing in terms of dollar amounts per share, the asset coverage ratio is multiplied by the involuntary liquidation preference per unit of $25.
(3) The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.

Note 9. Capital Transactions
In August 2019, the Company commenced a non-transferable rights offerings of the Company's common stock to its stockholders of record on July 31, 2019 (the "Rights Offering"). Stockholders received one non-transferable right for each outstanding share of common stock owned on July 31, 2019. The rights entitled the holders to purchase one new share of common stock for $16.50 per share for every two rights held. The Rights Offering expired on August 27, 2019, and resulted in the issuance of 556,033 shares of common stock. Net proceeds of the Rights Offering were $8,802,338, after deducting underwriting costs and offering expenses of $372,206. OFS Advisor, together with other insiders, held approximately 16.2% of the outstanding common stock as of October 31, 2019.

The following table summarizes distributions paid for the year ended October 31, 2019 on common shares.

Record Date	Payable Date	Dividend Per Common Share	Cash Distribution	DRIP Shares Value	Total Distribution
November 5, 2018	November 16, 2018	$0.113	$283,065	$—	$283,065
November 12, 2018	November 30, 2018	0.167	418,335	—	418,335
December 10, 2018	December 31, 2018	0.167	418,179	156	418,335
January 14, 2019	January 31, 2019	0.167	418,202	135	418,337
February 21, 2019	February 28, 2019	0.167	418,202	135	418,337
March 22, 2019	March 29, 2019	0.167	418,204	135	418,340
April 23, 2019	April 30, 2019	0.167	418,206	135	418,341
May 24, 2019	May 31, 2019	0.167	417,386	956	418,342
June 21, 2019	June 28, 2019	0.167	418,134	218	418,352
July 24, 2019	July 31, 2019	0.167	418,217	137	418,354
August 23, 2019	August 30, 2019	0.167	418,219	137	418,356
September 23, 2019	September 30, 2019	0.167	511,019	195	511,214
October 24, 2019	October 31, 2019	0.167	499,660	11,556	511,216
The Company paid distributions of $5,488,924 or $2.12 per common share during the year ended October 31, 2019. The tax attributes of distributions is determined annually as of the end of each calendar year based, in part, on the taxable income for the fiscal year, estimated taxable income subsequent to the fiscal year end, and distributions paid. The tax character of each distribution paid is reported to stockholders on Form 1099-DIV in January following the close of the calendar year. The tax character of distributions paid for the fiscal year ended October 31, 2019, represented $-0- from ordinary income and

OFS Credit Company, Inc.
Notes to Financial Statements

$5,488,924 from tax return of capital. These amounts and sources of distributions reported are not being provided for U.S. tax reporting purposes as the fiscal period does not correspond to the required tax reporting period. The ultimate tax character of the Company's earnings cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on available estimates.
The Company adopted a plan that provides for reinvestment of its common stock distributions on behalf of the common stockholders (the “DRIP”), unless a common stockholder elects to receive cash. The following table represents DRIP participation for the year ended October 31, 2019:

For the Year Ended	DRIP Shares Value	Total Distribution Declared	DRIP Shares Issued	Average Value Per Share
October 31, 2019	$13,896	$5,488,924	825	$16.84

On October 10, 2019, the Board declared the following distributions on common shares.

Record Date	Payable Date	Distribution Per Common Share
November 22, 2019	November 29, 2019	$0.17
December 24, 2019	December 31, 2019	$0.17
January 24, 2020	January 31, 2020	$0.17

Note 10. Risks and Uncertainties
The Company invests in subordinated notes issued by a CLO that comprise the equity tranche, which are junior in priority of payment and are subject to certain payment restrictions generally set forth in an indenture governing the notes. In addition, CLO subordinated notes generally do not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the notes. The subordinated notes are not guaranteed by another party. Subordinated notes are subject to greater risk than the secured notes issued by the CLO. CLOs are typically highly levered, utilizing up to approximately 9-13 times leverage, and therefore subordinated notes are subject to a risk of total loss. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Company’s expectations.
CLOs generally may make payments on subordinated notes only to the extent permitted by the payment priority provisions of an indenture governing the notes issued by the CLO. CLO indentures generally provide that principal payments on subordinated notes may not be made on any payment date unless all amounts owing under secured notes are paid in full. In addition, if a CLO does not meet the asset coverage tests or the interest coverage test set forth in the indenture governing the notes issued by the CLO, cash would be diverted from the subordinated notes to first pay the secured notes in amounts sufficient to cause such tests to be satisfied. The subordinated notes are unsecured and rank behind all of the secured creditors, known or unknown, of the issuer, including the holders of the secured notes it has issued. Relatively small numbers of defaults of instruments underlying CLOs in which the Company holds subordinated notes may adversely impact the Company’s returns. The leveraged nature of subordinated notes is likely to magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.
CLO subordinated notes do not have a fixed coupon and payments on CLO subordinated notes will be based on the income received from the underlying collateral and the payments made to the secured notes, both of which may be based on floating rates. While the payments on CLO subordinated notes will vary, CLO subordinated notes may not offer the same level of protection against changes in interest rates as other floating rate instruments. An increase in interest rates would materially increase the financing costs of CLOs. Since underlying instruments held by a CLO may have LIBOR floors, there may not be corresponding increases in investment income to the CLO (if LIBOR increases but stays below the LIBOR floor rate of such instruments) resulting in smaller distribution payments on CLO subordinated notes.
Subordinated notes may be subject to extensive transfer restrictions, and no party is under any obligation to make a market for subordinated notes. At times, there may be no market for subordinated notes, and the Company may not be able to sell or otherwise transfer subordinated notes at their fair value, or at all, in the event that it determines to sell them. Investments in CLO subordinated notes may have complicated accounting and tax implications.

OFS Credit Company, Inc.
Notes to Financial Statements

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large US financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. On June 12, 2019, the Staff from the SEC’s Division of Corporate Finance, Division of Investment Management, Division of Trading and Markets, and Office of the Chief Accountant issued a statement about the potentially significant effects on financial markets and market participants when LIBOR is discontinued in 2021 and no longer available as a reference benchmark rate. The Staff encouraged all market participants to identify contracts that reference LIBOR and begin transitions to alternative rates. Recently, the CLOs the Company has invested in have included, or have been amended to include, language permitting the CLO investment manager, to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, the Company cannot ensure that all CLOs in which it is invested will have such provisions, nor can the Company ensure the CLO investment managers will undertake the suggested amendments when able. The Company believes that because CLO managers and other CLO market participants have been preparing for an eventual transition away from LIBOR, it does not anticipate such a transition to have a material impact on the liquidity or value of any of LIBOR-referenced CLO investments. However, because the future of LIBOR at this time is uncertain and the specific effects of a transition away from LIBOR cannot be determined with certainty as of the date of this report, a transition away from LIBOR could:

•	adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked CLO investments;

•
require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of existing documentation to modify the terms of outstanding investments;

•	result in inquiries or other actions from regulators in respect of the Company’s preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•
result in disputes, litigation or other actions with CLO investment managers, regarding the interpretation and enforceability of provisions in the Company’s LIBOR-based CLO investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•
require the transition and/or development of appropriate systems and analytics to effectively transition risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•	cause the Company to incur additional costs in relation to any of the above factors.
Some of the CLOs in which the Company invests may constitute “passive foreign investment companies,” or “PFICs.” If the Company acquires interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), the Company may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by the Company to stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFIC’s income for each tax year regardless of whether the Company receives any distributions from such PFIC. The Company must nonetheless distribute such income to maintain tax treatment as a RIC. Income derived by the Company from a PFIC with respect to which the Company has made a qualifying elected fund (“QEF”) election will constitute qualifying income for purposes of determining the Company’s ability to be subject to tax as a RIC provided that they are derived in connection with the Company’s business of investing in stocks and securities or the PFIC makes distributions of that income to the Company in the same year in which it is included in taxable income. As such, the Company may be restricted in its ability to make QEF elections with respect to holdings in issuers that could be treated as PFICs in order to limit tax liability or maximize after-tax return from these investments.
If the Company holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), the Company may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the pro rata share of the corporation’s

OFS Credit Company, Inc.
Notes to Financial Statements

income for the tax year (including both ordinary earnings and capital gains). If the Company is required to include such deemed distributions from a CFC in income, it will be required to distribute such income to maintain RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such tax year. Income derived from a CFC will constitute qualifying income for purposes of determining the Company’s ability to be subject to tax as a RIC provided that it is derived in connection with the business of investing in stocks and securities or the CFC makes distributions of that income in the same year in which it is included in taxable income. As such, the Company may limit and/or manage holdings in issuers that could be treated as CFCs in order to limit tax liability or maximize after-tax return from these investments.
The Foreign Account Tax Compliance Act (commonly referred to as “FATCA”) imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends and certain dividends distributed from net capital gains, if any, which have been designated by the Company, or “capital gain dividends,” to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. The Company expects that most CLOs in which it invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Company invests fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to equity and subordinated debt holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities and the Company’s operating results and cash flows.

Note 11. Subsequent Events
The Company evaluated events subsequent to October 31, 2019 to assess the need for disclosure. No subsequent events that require disclosure occurred through December 16, 2019.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
OFS Credit Company, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of OFS Credit Company, Inc. (the Company), including the schedule of investments, as of October 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended and the period from October 10, 2018 (commencement of operations) through October 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended and the period from October 10, 2018 through October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of October 31, 2019, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from October 10, 2018 through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of the Company since 2018.
Chicago, Illinois
December 16, 2019

DISTRIBUTION REINVESTMENT PLAN
We have adopted a plan that provides for reinvestment of our distributions and other distributions on behalf of our common stockholders (the “DRIP”), unless a common stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our common stockholders who have not “opted out” of our DRIP will have their cash distribution automatically reinvested in additional shares of common stock, rather than receiving the cash distribution.
No action is required on the part of a registered holder of common stock to have their cash distribution reinvested in shares of our common stock. A registered holder of common stock may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to holders of common stock. The plan administrator will set up an account for shares acquired through the DRIP for each holder of common stock who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a holder of common stock participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares and a check for any fractional share.

Those common stockholders whose common shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We will use primarily newly issued shares of our common stock to implement the DRIP, whether shares of our common stock are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a holder of common stock is determined by dividing the total dollar amount of the distribution payable to such holder of common stock by the market price per share of common stock at the close of regular trading on the Nasdaq Capital Market on the valuation date for such distribution. Market price per share of common stock on that date will be the closing price for such shares on the Nasdaq Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our holders of common stock have been tabulated.

There will be no brokerage charges or other charges to common stockholders who participate in the DRIP. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the common shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per common share brokerage commission from the proceeds.
Holders of common stock who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are holders of common stock who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such holders of common stock will not receive cash with which to pay any applicable taxes on reinvested distributions. A holder of common stock’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the holder of common stock. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. holder of common stock’s account.

Participants may terminate their accounts under the DRIP by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the DRIP should be directed to the plan administrator by mail American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at (800) 937-5449.

If a common stockholder withdraws or the plan is terminated, such common stockholder will receive the number of whole shares in their account under the plan and a cash payment for any fraction of a share in their account.

If a common stockholder holds shares with a brokerage firm that does not participate in the plan, such common stockholder will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
At an in-person organizational meeting of our Board held on July 6, 2018, our Board unanimously voted to approve the Investment Advisory Agreement through October 4, 2020 (two years from the date of its execution). In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered and concluded, among other things:

•
The nature, quality and extent of the advisory and other services to be provided to us by OFS Advisor, including the responses in a questionnaire regarding OFS Advisor’s investment process and OFS Advisor’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of OFS Advisor and the compensation structure for such personnel, and concluded that such services are satisfactory;

•	The investment performance of OFS Advisor;

•
Comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives, and concluded that the total advisory fees paid by the Company to OFS Advisor were reasonable;

•	Our projected operating expenses and expense ratio compared to management investment companies with similar investment objectives, and concluded that our projected operating expenses were reasonable;

•
Any existing and potential sources of indirect income to OFS Advisor from their relationship with the Company and the profitability of that relationship, and concluded that OFS Advisor’s profitability was not excessive with respect to us;

•
The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;

•	The organizational capability and financial condition of OFS Advisor and its affiliates, and concluded that the organizational capability and financial condition of OFS Advisor were reasonable; and

•
The possibility of obtaining similar services from other third-party service providers or through an internally managed structure, and concluded that our current externally managed structure with OFS Advisor as our investment advisor was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the fees payable to OFS Advisor pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Additional Information
Management
Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our Board has appointed OFS Advisor as our investment adviser. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (847) 734-2000, or on the Securities and Exchange Commission website at http://www.sec.gov.
The investment committees of OFS Advisor (the "Advisor Investment Committees"), which includes the Structured Credit Investment Committee of OFS Advisor (the "Structured Credit Investment Committee"), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients that invest in CLO securities.
The purpose of the Structured Credit Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our Board. The Structured Credit Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Bilal Rashid, Glen Ostrander and Kenneth A. Brown, is responsible for the evaluation and approval of all the investments made by us. The members of the senior investment team of OFS Advisor (the "Senior Investment Team") are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio. The Senior Investment Team is supported by a team of analysts and investment professionals.
Information regarding the Structured Credit Investment Committee is as follows:

Name (1)	Age	Position
Richard Ressler	61	Chairman of Structured Credit Investment Committee
Bilal Rashid (2)	48	President and Senior Managing Director of OFS Advisor
Jeffrey A. Cerny (2)	56	Senior Managing Director of OFS Advisor
Glen Ostrander (2)	45	Managing Director of OFS Advisor
Kenneth A. Brown (2)	46	Managing Director of OFS Advisor

(1) The address for each member of the Structured Credit Investment Committee is c/o OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
(2) Member of the Senior Investment Team.

The Board of Directors
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually.
The Board currently consists of five members, Messrs. Rashid and Cerny, Robert J. Cresci, Kathleen M. Griggs and Romita Shetty. On May 23, 2019, the Board appointed Robert J. Cresci as a director. Additionally, Mr. Cresci was appointed to the Company’s audit committee, nominating and corporate governance committee and compensation committee. Mr. Cresci replaced Wolfgang Schubert, who resigned from the Board as of May 23, 2019.
The term of one class expires each year. The terms of Ms. Shetty and Mr. Cresci expire at the 2020 annual meeting; the terms of Ms. Griggs and Mr. Cerny expire at the 2021 annual meeting; and the term of Mr. Rashid expires at the 2022 annual meeting. Mses. Shetty and Griggs also serve as Series A Term Preferred Stock directors. Subsequently, each class of directors will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the directors for up to a two-year period.
The directors and our officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Directors” consist of those directors who are not “interested persons,” as that term is defined under the 1940 Act, of the Company. Conversely, “Interested Director(s)” consist of those directors who are “interested persons” of the Company. Certain of our officers and directors also are officers or managers of OFS Advisor.

Information regarding our Board is as follows:

Name, Address (1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Independent Directors
Kathleen M. Griggs (3) Age: 64	Director	2018 - Current
Ms. Griggs has been a managing director of Griggs Consulting, LLC, a consulting and advisory firm, since 2014. Prior to that, Ms. Griggs served as the Chief Financial Officer of j2 Global, Inc. from 2007 to 2014. Ms. Griggs also previously served as a Director, Audit Committee Chair and Governance Committee member for Chad Therapeutics, Inc. from 2001 to 2009. Ms. Griggs received a Bachelor of Science degree in Business Administration from the University of Redlands and a Master of Business Administration degree from the University of Southern California in Los Angeles. From her experience as a Chief Financial Officer for over 25 years in public and private companies and as a financial expert for Chad Therapeutics, a public company, Ms. Griggs has developed extensive knowledge of accounting and finance, which we believe qualifies her for service on our Board.
				1	None
Robert J. Cresci Age: 76	Director	2019 - Current
Mr. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, Inc., CIM Commercial Trust Corporation, OFS Capital Corporation, a business development company managed by OFS Advisor, and Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor. Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and an M.B.A. in Finance from the Columbia University Graduate School of Business. Mr. Cresci has broad experience in investment strategies, accounting issues and public company matters. His experience on the board of directors of other public companies and his insight on financial and operational issues are particularly valuable to our Board.
				3	Four

Name, Address (1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Independent Directors
Romita Shetty (3) Age: 53	Director	2018 - Current
Ms. Shetty currently serves as a principal of DA Companies, parent of DA Capital LLC, a global investment manager specializing in credit and special situations. Ms. Shetty has 28 years of experience in fixed income and credit. At DA Capital she has focused on special situations, structured credit and private investments. She has also served in a management capacity as President of DA Capital Asia Pte Ltd. In 2007-2008 she ran the Global Special Opportunities group at Lehman Brothers which invested proprietary capital. Prior to that she co-ran North American structured equity and credit markets and the Global Alternative Investment product businesses at RBS from 2004 to 2006. Previously she worked at JP Morgan from 1997 to 2004 where she ran their Global Structured Credit Derivatives as well as Financial Institutions Solutions and CDO businesses. She started her career at Standard & Poor’s in 1990 where she worked on a wide variety of credit ratings including municipal bonds, financial institutions and asset-backed securities and managed a large part of their ABS ratings business. Ms. Shetty holds a BA (Honors) in History from St Stephens College, India and a Master of International Affairs from Columbia University. We believe that Ms. Shetty’s extensive experience in fixed income and credit management and expertise in the Company’s intended investments qualifies her for service on our Board.
				1	None

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Interested Directors
Bilal Rashid Age: 48	Director, Chairman, and Chief Executive Officer	Director (Since 2017); Chairman (Since 2018); and President and Chief Executive Officer (Since 2017)
Mr. Rashid has served as our Chairman of the Board since 2018, and President and Chief Executive Officer since our inception in 2017. He is also Chairman of the Board and Chief Executive Officer of OFS Capital Corporation and Chairman, President and Chief Executive Officer of Hancock Park Corporate Income, Inc., President and a Senior Managing Director of Orchard First Source Capital, Inc., Chief Executive Officer of OFSAM, and a member of OFSAM’s investment and executive committees. Prior to joining OFSAM in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 20 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that the Company faces and which are critical to implementing our strategic goals and evaluating our operational performance.
3
OFS Capital Corporation, a BDC managed by OFS Advisor, Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor and CIM Real Assets & Credit Fund, a registered investment company sub-advised by OFS Advisor

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Interested Directors
Jeffrey A. Cerny Age: 56	Director, Chief Financial Officer and Treasurer	Director (Since 2017); Chief Financial Officer and Treasurer (Since 2017)
Mr. Cerny has served as a member of our Board, and our Chief Financial Officer and Treasurer since 2017, as the Chief Financial Officer and Treasurer of Hancock Park Corporate Income, Inc. since 2016 and as a Director since 2015 and Chief Financial Officer and Treasurer of OFS Capital Corporation since 2014. Mr. Cerny also serves as a Senior Managing Director of Orchard First Source Capital, Inc., as a Vice President of OFSAM, and as a member of OFSAM’s investment and executive committees. Mr. Cerny oversees the finance and accounting functions of Hancock Park and OFS Capital Corporation as well as the underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSAM in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law. Mr. Cerny brings to our Board extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our board of directors. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.
				2	OFS Capital Corporation, a BDC managed by OFS Advisor

(1) The address of each director is 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
(2) The “Fund Complex” includes the Company, OFS Capital Corporation and Hancock Park Corporate Income, Inc.
(3) Designated as a preferred stock director.

Compensation of Directors
The following table sets forth the compensation paid to our directors for the year ended October 31, 2019:

Name of Director	Fees Earned (2)	All Other Compensation	Total Compensation from OFS Credit	Total Compensation from Fund Complex
Independent Directors
Robert J. Cresci (3)	$26,413	$—	$26,413	$138,913
Kathleen M. Griggs	60,000	—	60,000	60,000
Wolfgang Schubert (3)	33,587	—	33,587	33,587
Romita Shetty	60,000	—	60,000	60,000
Interested Directors
Bilal Rashid (1)	—	—	—	—
Jeffrey A. Cerny (1)	—	—	—	—
(1) No compensation is paid to directors who are “interested persons.”
(2) Each independent director receives an annual fee of $50,000. In addition, the chairman of each committee receives an annual fee of $10,000 for his or her additional services in this capacity. The annual fee that each independent director receives will increase to $75,000 when the Company's net asset value reaches $125.0 million. We also reimburse our independent directors for reasonable out-of-pocket expenses incurred in attending our Board and committee meetings, which is not considered fees earned nor compensation. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.
(3) On May 23, 2019, the Board of Directors appointed Robert J. Cresci as a director to replace Wolfgang Schubert, who resigned from the Board of Directors as of May 23, 2019.
Director Ownership of Company Shares
The table below sets forth the dollar range of the value of shares of our common stock that are owned beneficially by each director as of October 31, 2019. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company as of October 31, 2019 (1)
Independent Directors
Robert J. Cresci	None
Kathleen M. Griggs	None
Romita Shetty	None
Interested Directors
Bilal Rashid	Over $100,000 (2)
Jeffrey A. Cerny	Over $100,000 (2)

(1) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.
(2) Messrs. Rashid and Cerny beneficially own securities of the Company through their indirect ownership of an affiliate of OFS Advisor. Messrs. Rashid and Cerny each own shares of the Company's common stock directly and each may be deemed to beneficially own the shares of the Company's common stock that OFSAM owns.
Officers Who Are Not Directors
Information regarding the Company’s officers who are not directors is as follows:

Name	Age	Position
Jeffery S. Owen	55	Chief Accounting Officer
Mukya S. Porter	45	Chief Compliance Officer
Tod Reichert	58	Corporate Secretary

The following is information concerning the business experience of our officers.
Jeffery S. Owen has served as our Chief Accounting Officer since 2017 and has served as the Chief Accounting Officer of Hancock Park Corporate Income, Inc. and OFS Capital Corporation since 2016. Mr. Owen also serves as the Chief Accounting Officer and Controller of OFS Advisor. Mr. Owen has over 25 years of experience in public and private accounting. Prior to joining OFSAM in November of 2015, Mr. Owen served as Senior Vice President of Corporate Accounting for Northern Trust Corporation. Before joining Northern Trust Corporation in 2010, he held various positions at Aon Corporation, Web Street, Inc., CNA Financial Corporation, and Ernst & Young LLP, an international public accounting firm. Mr. Owen holds a Bachelor of Accountancy from the University of Oklahoma and a Masters of Business Administration from The University of Chicago Graduate School of Business. Mr. Owen is also a Certified Public Accountant and a CFA charterholder.
Mukya S. Porter has served as our Chief Compliance Officer since 2017 and has served as the Chief Compliance Officer of Hancock Park Corporate Income, Inc., OFS Capital Corporation and OFS Advisor since 2017, and CIM Real Assets & Credit Fund since 2019, in which capacity she oversees the compliance and risk management functions. Prior to her appointment, Ms. Porter served as Deputy Chief Compliance Officer and General Counsel-Compliance of CIM Group, having joined the firm in August 2016 and is responsible for management of the day-to-day responsibilities of CIM’s compliance program. From June 2012 to August 2016, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, L.P. ("Oaktree"), an alternative investment adviser, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company (“PIMCO”) from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.
Tod K. Reichert has served as our Corporate Secretary since 2017, as the Corporate Secretary of Hancock Park Corporate Income, Inc. and OFS Capital Corporation since 2017, and as Managing Director, Legal and Administration and General Counsel of OFS Advisor, in which capacity he oversees the legal and administration functions of the firm. Mr. Reichert has over 20 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFS Advisor, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (Nasdaq: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the Board of Directors and senior management team, while serving as a member of the MCG credit committee and the Small Business Investment Company investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina.
Conflicts of Interest

Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably over time with other entities managed by OFS Advisor and its affiliates.

To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (i) its internal allocation policy, (ii) the requirements of the Advisers Act, and (iii) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	the status of tax restrictions and tests and other regulatory restrictions and tests;

•	risk and return portfolio of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on exemptive relief from the SEC that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor provided we comply with certain conditions (the "Order"), priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income overs its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made.
Co-Investment With Affiliates. In certain instances, we may co-invest on a concurrent basis with other accounts managed by the Advisor or certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. On October 12, 2016, OFS Advisor and certain funds that it manages received the Order, which we are able to rely on, that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor provided we comply with certain conditions. Pursuant to the Order, we are generally permitted to co-invest with such funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. We have applied for a new exemptive order (the “New Order”), which, if granted, would supersede the Order and would permit us greater flexibility to enter into co-investment transactions. There can be no assurance that we will obtain such new exemptive relief from the SEC. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.
The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless under the Order, we only expect to co-invest on a concurrent basis with certain funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Beginning in 2020, the Fund will cease filing its complete schedule of portfolio holdings on Form N-Q, and will begin to file its complete schedule of portfolio holdings with the SEC on Form N-PORT. Form N-Q filings of the Company are available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting the Company by mail at 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606 by telephone at (847) 734-2000 or on its website at
http://www.ofscreditcompany.com

Proxy Voting Records

Information regarding how OFS Advisor voted proxies relating to the Company’s portfolio securities is available: (1) without charge, upon request, by calling collect (847) 734-2000; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how OFS Advisor voted proxies by making a written request for proxy voting information to: OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.

SUBMISSION OF MATTERS TO A VOTE OF STOCKHOLDERS

On August 20, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 2,891,700 shares of the Company’s outstanding securities, out of a total number of 3,357,759 shares of the Company’s issued and outstanding securities entitled to vote at the Annual Meeting. The following matters were submitted at the Annual Meeting to the Company’s stockholders for consideration:

1.	The election of a Class I director who will serve for three years, or until his successor is elected and qualified; and

2.
The ratification of the selection by the Audit Committee of the Company’s Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019.

Bilal Rashid was elected to serve as a Class I Director until the 2022 annual meeting of stockholders, or until his successor is elected and qualified, and the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending October 31, 2019 was ratified.
The detailed final voting results of the shares voted with regard to each of these matters are as follows:
1.    Election of the Class I director:

	For	Withheld
Bilal Rashid	2,667,012	224,688
Continuing directors whose terms did not expire at the Annual Meeting were as follows: Robert J. Cresci and Romita Shetty are currently serving as Class II directors, whose terms expire in 2020 and Kathleen M. Griggs and Jeffrey A. Cerny are currently serving as Class III directors, whose terms expire in 2021.

1.
Ratification of the selection by the Audit Committee of the Company’s Board of Directors of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019:

For	Against	Abstain
2,881,828	6,532	3,340

Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of OFS Advisor and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

[End of Annual Report]

Transfer Agent, Registrar, Dividend
Disbursement and Stockholder Servicing Agent
American Stock Transfer and Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449

www.ofscreditcompany.com

OFS CREDIT

Item 2. Code of Ethics.

OFS Credit Company, Inc. (the "Registrant") has adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, and is filed herewith. Our code of ethics was amended on July 30, 2019, to include changes that document i) the supervisory oversight applicable to the Chief Compliance Officer and compliance staff, ii) the compliance pre-approval requirement for transactions involving affiliated securities and that pre-approvals are valid for three business days, iii) the compliance disclosure requirement involving any acquisition by an access person or his/her related person or family member of an interest in a public company that exceeds five percent, iv) that supervised persons must seek pre-approval of charitable contributions at the request or for the benefit of a public official or public official’s immediate family member, and v) that the cybersecurity security policy is incorporated into the code of ethics by reference. We did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the year covered by this report. Our code of ethics can also be accessed via our website at www.ofscreditcompany.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Board of the Registrant has determined that Kathleen M. Griggs and Robert J. Cresci satisfy the requirements of an audit committee financial expert. Ms. Griggs and Mr. Cresci are “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the Registrant's independent registered public accounting firm, for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended October 31, 2019 and October 31, 2018 were $227,237 and $120,000, respectively. The audit fees for fiscal year end 2019 include fees in connection with securities offerings of $69,237. The audit fees for fiscal year 2018 include $85,000 borne by the Company, and $35,000 paid by the Advisor related to services rendered prior to the Offering.

(b) Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 for the fiscal years ended October 31, 2019 and October 31, 2018 were $-0- and $-0-, respectively.

(c) Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended October 31, 2019 and October 31, 2018 were $25,000 and $10,000, respectively. These fees were incurred in connection with the preparation of the Registrant’s RIC tax compliance and related tax advice.

(d) All Other Fees. There were no additional fees billed for assurance and related services by KPMG in the fiscal years ended October 31, 2019 and October 31, 2018.

(e)(1) The Registrant’s Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Registrant’s independent registered public accounting firm. This policy generally provides that the Registrant will not engage the independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, in urgent cases, the Audit Committee chair may pre-approve audit and non-audit services (other than prohibited non-audit services), provided that the Audit Committee chair reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.
(e)(2) 100% of KPMG's services were pre-approved by the Audit Committee.
(f) Not applicable.

(g) The aggregate fees billed for non-audit services rendered to the Registrant were $25,000 and $10,000 for the fiscal years ended October 31, 2019 and October 31, 2018, respectively. The aggregate fees billed for audit services rendered to OFS Advisor were $85,000 and $-0- for the fiscal years ended October 31, 2019 and October 31, 2018, respectively.
(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to OFS Advisor and/or to any entity controlling, controlled by or under common control with OFS Advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Kathleen M. Griggs, Robert J. Cresci and Romita Shetty. Ms. Griggs serves as the Chair of the Audit Committee.

Item 6. Investments.

A schedule of investments is included in the Registrant's report to stockholders under Item 1 herein.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
We have delegated our proxy voting responsibility to OFS Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines will be reviewed periodically by the Advisor and our Independent Directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to the Advisor.
Introduction
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consult authority in a manner that serves the interests of our stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships we maintain with persons having an interest in the outcome of certain votes. If at any time we become aware of a material conflict of interest relating to a particular proxy proposal, our CCO will review the proposal and determine how to vote the proxy in a manner consistent with interests of our stockholders.
Proxy Voting Records
Information regarding how we voted proxies relating to portfolio securities is available: (1) without charge, upon request, by calling collect (847) 734-2000; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The management of the Company's investment portfolio is the responsibility of OFS Advisor and its investment committees (the “Advisor Investment Committees”). The Advisor Investment Committees, including the Structured Credit Investment Committee of OFS Advisor (the "Structured Credit Investment Committee"), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients that invest in CLO securities.
The purpose of the Structured Credit Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our Board. The Structured Credit Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Bilal Rashid, Glen Ostrander and Kenneth A. Brown, is responsible for the evaluation and approval of all the investments made by us. The members of the senior investment team of OFS Advisor (the "Senior Investment Team")

are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio. The Senior Investment Team is supported by a team of analysts and investment professionals.
The process employed by the Advisor Investment Committees, including the Structured Credit Investment Committee, is intended to bring the diverse experience and perspectives of the committees' members to the investment process. The Structured Credit Investment Committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The Structured Credit Investment Committee also determines appropriate investment sizing and implements ongoing monitoring requirements of our investments.
In addition to reviewing investments, the meetings of the Structured Credit Investment Committee serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the Advisor's investment team are encouraged to share information and views on credits with members of the Structured Credit Investment Committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members in working efficiently.
None of the members of the Senior Investment Team or the Structured Credit Investment Committee is employed by us or receives any direct compensation from us although some allocated compensation could be borne under the Administration Agreement by certain of those individuals in their capacity under such Administration Agreement. Certain Senior Investment Team members have ownership and financial interests in, and may receive compensation and/or profit distributions from, OFSAM, an affiliate of our Advisor, and/or its subsidiaries. These individuals receive compensation from OFS Advisor that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by OFS Advisor, a portion of which may relate to the incentive fee or carried interest earned by OFS Advisor in connection with its services to us.
Information regarding the Structured Credit Investment Committee is as follows:

Name (1)	Age	Position
Richard Ressler	61	Chairman of Structured Credit Investment Committee
Bilal Rashid(2)	48	President and Senior Managing Director of OFS Advisor
Jeffrey A. Cerny(2)	56	Senior Managing Director of OFS Advisor
Glen Ostrander(2)	45	Managing Director of OFS Advisor
Kenneth A. Brown(2)	46	Managing Director of OFS Advisor

(1) The address for each member of the Senior Investment Team is c/o OFS Capital Management, LLC, 10 S. Wacker Drive,
Suite 2500, Chicago, IL 60606.
(2) Member of the Senior Investment Team

Members of the Structured Credit Investment Committee Who Are Not Our Directors or Officers
Richard S. Ressler is the founder and President of Orchard Capital Corp. ("Orchard Capital"), a firm through which Mr. Ressler oversees companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, LLC (together with its controlled affiliates, "CIM"), a vertically-integrated owner, operator and developer of real assets, as well as a lender of debt secured by real assets, OFSAM, a full-service provider of capital and leveraged finance solutions to U.S. corporations, and OCV Management, LLC ("OCV"), an investor, owner and operator of technology companies. Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest, including as chairman of j2 Global, Inc. (NASDAQ "JCOM"), director of Presbia PLC (NASDAQ "LENS"), and chairman of CIM Commercial Trust Corporation (NASDAQ "CMCT"). Mr. Ressler served as Chairman and CEO of JCOM from 1997 to 2000 and, through an agreement with Orchard Capital, currently serves as its non-executive Chairman. Mr. Ressler has served as a director of LENS since January 2015 and as chairman of CMCT since March 2014. Since February 2018, Mr. Ressler has also served as chief executive officer, president and a director of CIM Real Estate Finance Trust, Inc., CIM Income NAV, Inc. and Cole Office & Industrial REIT (CCIT III), Inc., three publicly held non-listed REITs managed by affiliates of CIM, and as chairman of the board for each of these entities since August 2018. Mr. Ressler has also served as a director of Cole Credit Property Trust V, Inc. and Cole Office & Industrial REIT (CCIT II), Inc., two other public non-traded REITs managed by affiliates of CIM, since January 2019. Mr. Ressler co-founded CIM in 1994 and, through an agreement with Orchard Capital, chairs its executive, investment, credit, allocation and asset management committees. CIM Capital, LLC, its relying advisers, and CIM Capital IC Management, affiliates of CIM, are registered with the United States Securities and Exchange Commission as registered investment advisers. Mr. Ressler co-founded the predecessor of OFSAM in 2001 and, through an agreement with Orchard Capital, chairs its executive committee. OFS Capital Management, LLC and OFS CLO Management, LLC, affiliates of OFSAM, are registered with the SEC as registered investment advisers. Mr. Ressler co-founded OCV in 2016 and, through an agreement with Orchard Capital, chairs its executive committee. OCV relies on an exemption from registration with the SEC.
Glen Ostrander is a Managing Director of OFS Advisor and focuses on structured products investment activities of the firm, capital markets related activities, fundraising, and strategic initiatives. Mr. Ostrander has more than 18 years of experience in investing, banking and debt capital markets relating to securitization, corporate credit, and structured credit. Mr. Ostrander has been involved in the CLO market since the late 1990s, with experience in the creation and full life cycle of various types of CLOs through multiple credit cycles.  Prior to joining OFS Advisor in 2009, Mr. Ostrander worked within the Global Markets & Investment Banking division at Merrill Lynch. Prior to joining Merrill Lynch, he was a Vice President at Wachovia Capital Markets from 1998 to 2006, and worked at International Business Machines and Koch Industries. Throughout his experience at Wachovia Capital Markets, Merrill Lynch, and OFS Advisor, Mr. Ostrander has been in involved in the structuring of CLO transactions, investing throughout the CLO capital structure, and the creation and vetting of CLO managers. Mr. Ostrander holds a Bachelor of Science in Accounting from Belmont Abbey College.
Kenneth A. Brown is a Managing Director of OFS Advisor and is responsible for leading the underwriting, credit monitoring and trading functions for the Broadly Syndicated Loan Group at OFS, as well as managing relationships with agent/investment banks.  Mr. Brown’s experience spans more than 24 years working in leveraged finance and public accounting. Mr. Brown has been involved in the leveraged finance/CLO market since the late 1990s, with experience underwriting, managing, and sourcing leveraged loans as well as managing CLO’s through multiple cycles.  Prior to joining OFS Advisor in 2007, Mr. Brown was a Vice President at GE Antares Capital, wherein Mr. Brown focused on direct underwriting/portfolio management activities, including workout situations, focused on private equity-backed transactions.  Prior to GE Antares Capital, Mr. Brown was at First Source Financial, focused on underwriting direct and participation interests, as well as managing portfolios of leveraged loans.  Mr. Brown started his career with Arthur Andersen LLP, a national public accounting firm, as an auditor.  Mr. Brown holds a Bachelor of Science in Accountancy from the University of Illinois at Urbana-Champaign and a Master of Business Administration from the University of Chicago’s Booth School of Business, with concentrations in Finance and Strategic Management.  Mr. Brown has also earned his CPA certification.

The table below shows the dollar range of shares of our common stock beneficially owned by the members of the Senior Investment Team.

Name of Senior Investment Team Member	Dollar Range of Equity Securities Beneficially Owned as of October 31, 2019 (1)(2)
Bilal Rashid	$100,001 - $500,000(3)
Jeffrey A. Cerny	$100,001 - $500,000(3)
Glen Ostrander	$100,001 - $500,000
Kenneth A. Brown	$50,001 - $100,000
(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act of 1934.
(2) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.
(3) Mr. Rashid and Mr. Cerny beneficially own securities of the Company directly, and through their indirect ownership of an affiliate of OFS Advisor, and through their indirect ownership of OFSAM.

Messrs. Rashid, Cerny, and Brown also perform a similar role for other pooled investment vehicles managed by OFS Advisor and its affiliates, with a total amount of approximately $2.2 billion of committed assets under management as of September 30, 2019 from which OFS Advisor and OFSAM may receive incentive fees. As a result, Messrs. Rashid, Cerny and Brown may be subject to certain conflicts of interests with respect to their management of the Registrant’s portfolio on the one hand, and their respective obligations to manage other pooled investment vehicles managed by OFS Advisor and its affiliates on the other hand.
The following table sets forth other accounts within each category listed for which members of the Senior Investment Team are jointly and primarily responsible for day-to-day portfolio management as of October 31, 2019. Each of the accounts is subject to a performance fee.

	Registered Investment Companies(1)		Other Pooled Investment Vehicle
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Bilal Rashid	3	$626.0	8	$1,539.1
Jeffrey A. Cerny	3	626.0	8	1,539.1
Glen Ostrander	3	626.0	8	1,539.1
Kenneth A. Brown	1	74.1	8	1,539.1
(1) Includes, for purposes of this table, closed-end funds that have elected to be regulated as business development companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There have been no purchases by or on behalf of the Company of shares or other units of any class of the Company’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a)   Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the 1940 Act, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer and Chief Financial Officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the 1940 Act) that occurred during the Company’s last fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not engage in securities lending activity during the fiscal year ended October 31, 2019.

Item 13. Exhibits.

(a)(1)	Joint Code of Ethics of the Registrant and OFS Capital Management, LLC filed herewith.
(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFS CREDIT COMPANY, INC.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: December 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: December 17, 2019

By:	/s/ Jeffrey A. Cerny
Jeffrey A. Cerny
Chief Financial Officer
Date: December 17, 2019